                                                                   Exhibit 10.42


         SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT

     This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment"), dated as of March 31, 2006, is entered into by and among DYNAMICS RESEARCH CORPORATION, a Massachusetts corporation, DRC INTERNATIONAL CORPORATION, a Massachusetts corporation, and H.J. FORD ASSOCIATES, INC., a Delaware corporation, with their principal executive offices at 60 Frontage Road, Andover, Massachusetts (hereinafter, individually and collectively, jointly and severally, the "Borrowers") and BROWN BROTHERS HARRIMAN & CO., as administrative agent (when acting in that capacity, the "Administrative Agent") and as a lender, TD BANKNORTH, N.A, FORMERLY KNOWN AS BANKNORTH, N.A., as documentation agent and as a lender, KEYBANK NATIONAL ASSOCIATION, as co-syndication agent and as a lender, and BANK OF AMERICA, N.A., SUCCESSOR BY MERGER TO FLEET NATIONAL BANK, a Bank of America company as co-syndication agent and as a lender (hereinafter, individually and collectively, the "Lenders").

     WHEREAS, the Borrowers, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Loan Agreement dated as of September 1, 2004 (as may be amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Lenders, upon certain terms and conditions, agreed to make loans to, and to issue letters of credit for the benefit of, the Borrowers;

     WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders acknowledge and agree that a Collateral Release Event has occurred, notwithstanding the fact that the Borrowers' have not technically satisfied the conditions therefor, for the purpose of releasing and discharging the Collateral Interests granted pursuant to the Security Documents; and

     WHEREAS, the Administrative Agent and the Lenders have agreed, on the terms and subject to the conditions set forth herein, to such acknowledgement, agreement and release.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

2. Amendment and Release. Notwithstanding the provisions of Section 5.3 of the Credit Agreement, the Borrowers, the Administrative Agent and the Lenders acknowledge and agree that effective as of the date of this Amendment, a Collateral Release Event shall be deemed to have occurred for the purposes of the following Security Documents, and that such Security Documents (and all of the provisions contained therein, including the security interests granted by the Borrowers to the Administrative Agent for the ratable benefit of the Lenders pursuant thereto) are hereby terminated, and shall have no further force or effect:

          (i) Security Agreement dated September 1, 2004 executed by the Borrowers, Andrulis Corporation and Impact Innovations Group LLC in favor of the Lenders (See Section 2c(iv) of this Security Agreement);

          (ii) Patent and Patent Application Security Agreement dated September 1, 2004 executed by Dynamics Research Corporation in favor of the Lenders (See Section 10 of this Patent and Patent Application Security Agreement);

         (iii) Section 10 of the Trademark and Trademark Application Security Agreement dated September 1, 2004 executed by Dynamics Research Corporation in favor of the Lenders (See Section 10 of this Patent and Patent Application Security Agreement);

          (iv) Pledge Agreement dated September 1, 2004 executed by Dynamics Research Corporation in favor of the Lenders (See Section 13 of this Pledge Agreement);


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          (v)  Pledge Agreement dated September 1, 2004 executed by DRC
               International Corporation in favor of the Lenders (See Section 13 of this Pledge Agreement);

          (vi) Pledge Agreement dated September 1, 2004 executed by H.J. Ford Associates, Inc. in favor of the Lenders (See Section 13 of this Pledge Agreement);

         (vii) Pledge Agreement dated September 1, 2004 executed by Andrulis Corporation in favor of the Lenders (See Section 13 of this Pledge Agreement); and

        (viii) Pledge Agreement dated September 1, 2004 executed by Impact Innovations Group LLC in favor of the Lenders (See Section 13 of this Pledge Agreement).

     To the extent necessary to effectuate the foregoing termination and release, the Administrative Agent will promptly execute and deliver to the Lead Borrower (or its counsel), at the Borrowers' expense, any and all releases, UCC-3 termination statements and other documents and instruments which are reasonably necessary and appropriate in order to terminate of record the Collateral Interest granted to the Administrative Agent pursuant to the foregoing Security Documents.

3. Representations and Warranties. The Borrowers hereby represent and warrant to the Lenders as follows:

          a. The execution and delivery of this Amendment by the Borrowers and the performance by the Borrowers of their obligations and agreements under this Amendment and the Credit Agreement as amended hereby are within the corporate authority of the Borrowers, have been duly authorized by all necessary corporate proceedings on behalf of the Borrowers and do not and will not contravene any provision of law, statute, rule or regulation to which the Borrowers are subject or the Borrowers' charters, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon the Borrowers.

          b. This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights in general, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          c. No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrowers of this Amendment or the Credit Agreement as modified hereby.

4. Waiver of Claims: The Borrowers hereby acknowledge and agree that they do not have any offsets, defenses, claims, or counterclaims against the Lenders or any of their respective officers, directors, employees, affiliates, attorneys, representatives, predecessors, successors, or assigns with respect to the Credit Agreement or any of the other Loan Documents, the Liabilities, or otherwise, and that if the Borrowers now have, or ever did have, any such offsets, defenses, claims, or counterclaims against the Lenders or any of their respective officers, directors, employees, attorneys, representatives, predecessors, successors, or assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and the Borrowers hereby RELEASE the Lenders and their respective officers, directors, employees, affiliates, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.

5.   Miscellaneous Provisions.


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          a.   Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as modified hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

          b. This Amendment is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

          c. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

                  (remainder of page intentionally left blank)


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                                                  BORROWERS:


                                                  DYNAMICS RESEARCH CORPORATION


                                                  By /s/ David Keleher
                                                    ---------------------------
                                                  Name: DAVID KELEHER
                                                       ------------------------
                                                  Title: SR. VP & CFO
                                                        -----------------------


                                                  DRC INTERNATIONAL CORPORATION


                                                  By /s/ David Keleher
                                                    ---------------------------
                                                  Name: DAVID KELEHER
                                                       ------------------------
                                                  Title: VP
                                                        -----------------------


                                                  H.J. FORD ASSOCIATES, INC.


                                                  By /s/ David Keleher
                                                    ---------------------------
                                                  Name: DAVID KELEHER
                                                       ------------------------
                                                  Title: VP & CFO
                                                        -----------------------


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ACKNOWLEDGED AND AGREED
-----------------------

LENDERS:

BROWN BROTHERS HARRIMAN & CO.
("ADMINISTRATIVE AGENT AND LENDER")



By /s/ John D. Rogers
  ----------------------------
Name: John D. Rogers
     -------------------------
Title: Senior Vice President
      ------------------------



TD BANKNORTH, N.A., FORMERLY KNOWN AS BANKNORTH, N.A.
("DOCUMENTATION AGENT AND LENDER")



By /s/ Jeffrey R. Westling
  ----------------------------
Name: Jeffrey R. Westling
     -------------------------
Title: Senior Vice President
      ------------------------




KEYBANK NATIONAL ASSOCIATION
("CO-SYNDICATION AGENT AND LENDER")



By /s/ Daniel DiMarco
  -----------------------------
Name: Daniel DiMarco
     --------------------------
Title: Assistant Vice President
      -------------------------




BANK OF AMERICA, N.A., SUCCESSOR BY
MERGER TO FLEET NATIONAL BANK,
A BANK OF AMERICA COMPANY
("CO-SYNDICATION AGENT AND LENDER")




By /s/ Jean S. Manthorne
  ----------------------------
Name: Jean S. Manthorne
     -------------------------
Title: Senior Vice President
      ------------------------





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